LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 26, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED FEBRUARY 29, 2012 OF

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 29, 2012, as supplemented on March 26, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 29, 2012, as supplemented on March 26, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

The following language replaces the section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio Managers”:

Portfolio managers: Stephen A. Lanzendorf, CFA, and Michael McElroy, CFA. Mr. Lanzendorf (Deputy Chief Investment Officer, Head of Batterymarch’s Developed Markets Team and a Senior Portfolio Manager) and Mr. McElroy (a Director and Senior Portfolio Manager of Batterymarch’s Developed Markets Team) have been portfolio managers of the fund since January 2011 and December 2006, respectively.

The following language replaces the section of the fund’s Prospectus titled “More of fund management – Portfolio managers”:

Portfolio managers

Batterymarch’s Developed Markets Team manages this fund. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time.

Stephen A. Lanzendorf, CFA, and Michael McElroy, CFA, have leadership responsibility for the day-to-day management of the fund. They are responsible for the strategic oversight of the fund’s investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current investment strategies.

Mr. Lanzendorf, CFA, is Deputy Chief Investment Officer, Head of Batterymarch’s Developed Markets Team and a Senior Portfolio Manager and has 27 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. McElroy, CFA, is a Director and Senior Portfolio Manager on Batterymarch’s Developed Markets Team and has 22 years of investment experience. He has been employed by Batterymarch since 2006 and was previously at Citigroup Asset Management in London, where he held senior-level responsibilities related to portfolio management, marketing and client service. He has a B.S. and two M.S. degrees from the Massachusetts Institute of Technology.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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